                                                                EXHIBIT 10.1

                COMMERCIAL PAPER DEALER AGREEMENT
                         [4(2) PROGRAM]



                             between


               MEDALLION FUNDING CORP., as Issuer

                               and

                  SMITH BARNEY INC., as Dealer




          Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of March 13, 1998 between the Issuer and Bank of Montreal Trust Company, as Issuing and
          Paying Agent



                           Dated as of


                         March 13, 1998

                COMMERCIAL PAPER DEALER AGREEMENT
                         [4(2) Program]


         This agreement ("Agreement") sets forth the understandings between the Issuer and the Dealer, each named on the cover page hereof, in connection with the issuance and sale by the Issuer of its short-term promissory notes (the "Notes") through the Dealer.

         Certain terms used in this Agreement are defined in
Section 6 hereof.

         The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.

Section 1.    Offers, Sales and Resales of Notes.

         1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where the Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by the Dealer in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

         1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of the Dealer, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more dealers which may from time to time after the date hereof become dealers with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to those contained in Section 1 of this Agreement, of which the Issuer hereby undertakes to provide the Dealer prompt notice or
(b) in transactions with the other dealers listed on the Addendum hereto, which are executing agreements with the Issuer which contain provisions substantially identical to Section 1 of this Agreement contemporaneously herewith. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than broker-dealers as specifically permitted in this
Section 1.2.



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

         1.3 The Notes shall be in a minimum denomination of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the Dealer and the Issuer, shall have a maturity not exceeding 270 days from the date of issuance (exclusive of days of grace) and shall not contain any provision for extension, renewal or automatic "rollover."

         1.4 The authentication and issuance of, and payment for, the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement, and the Notes shall be either individual physical certificates or book-entry notes evidenced by a Master Note registered in the name of DTC or its nominee, in the form or forms annexed to the Issuing and Paying Agency Agreement.

         1.5 If the Issuer and the Dealer shall agree on the terms of the purchase of any Note by the Dealer or the sale of any Note arranged by the Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Dealer's services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Dealer, to the Issuing and Paying Agent, for the account of the Issuer. Except as otherwise agreed, in the event that the Dealer is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Dealer shall promptly notify the Issuer, and if the Dealer has therefore paid the Issuer for the Note, the Issuer will promptly return such funds to the Dealer against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure in the case of a book-entry Note. If such failure occurred for any reason other than default by the Dealer, the Issuer shall reimburse the Dealer on an equitable basis for the Dealer's loss of the use of such funds for the period such funds were credited to the Issuer's account.

         1.6 The Dealer and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the
Notes:

              (a)  Offers and sales of the Notes by or
         through the Dealer shall be made only to:
         (i) investors reasonably believed by the Dealer to


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

         be Qualified Institutional Buyers, Institutional Accredited Investors or Sophisticated Individual Accredited Investors and (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is reasonably believed by the Dealer to be an Institutional Accredited Investor or Sophisticated Individual Accredited Investor.

              (b) Resales and other transfers of the Notes by the holders thereof shall be made only in accordance with the restrictions in the legend described in clause (e) below.

              (c)  No general solicitation or general
         advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of the Dealer, the Issuer shall not issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes.

              (d)  No sale of Notes to any one purchaser
         shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

              (e)  Offers and sales of the Notes by the
         Issuer through the Dealer acting as agent for the Issuer shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. Offers and sales of the Notes to the Dealer shall also be made in accordance with Rule 506 under the Securities Act. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each individual certificate representing a Note and each Master Note representing book-entry Notes offered and sold pursuant to this Agreement.

              (f)  The Dealer shall furnish or shall have
         furnished to each purchaser of Notes for which it has acted as the Dealer a copy of the then-current


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

         Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and the Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained.

              (g) The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to
         Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).

              (h) In the event that any Note offered or to be offered by the Dealer would be ineligible for resale under Rule 144A, the Issuer shall immediately notify the Dealer (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to the Dealer an amendment or supplement to the Private Placement
         Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

              (i) The Issuer hereby agrees that, not later than 15 days after the first sale of Notes as contemplated by this Agreement, it will file with the SEC a notice on Form D in accordance with Rule
         503 under the Securities Act and that it will thereafter file such amendments to such notice as Rule 503 may require.

         1.7 The Issuer hereby represents and warrants to the Dealer, in connection with offers, sales and resales of Notes, as follows:

              (a) Issuer hereby confirms to the Dealer that within the preceding six months neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer), to, or solicited offers to buy any such security from, any person other than the Dealer or the other dealers referred to in
         Section 1.2 hereof. The Issuer also agrees that, as long as the Notes are being offered for sale by the Dealer and the other dealers referred to in
         Section 1.2 hereof as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof (except as contemplated by Section 1.2 hereof) will offer the Notes or any substantially similar security of the Issuer for sale to, or solicit offers to buy any such security from, any person other than the Dealer or the other dealers referred to in
         Section 1.2 hereof, it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and Rule 506 thereunder and shall survive any termination of this Agreement. The Issuer hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Issuer or some other party or parties.

              (b) The Issuer represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. In the event that the Issuer determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give the Dealer at least five business days' prior written notice to that effect. The Issuer shall also give the Dealer prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that the Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes either (i) only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A or (ii) in a manner which would not cause a violation of Regulation T and the interpretations thereunder.

         Section 2.     Representations and Warranties of Issuer.

The Issuer represents and warrants that:

         2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement.

         2.2 This Agreement and the Issuing and Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         2.3 The Notes have been duly authorized, and when issued as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         2.4 The offer and sale of Notes in the manner contemplated hereby do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof and Regulation D promulgated thereunder, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended.

         2.5 The Notes will rank at least pari passu with all other unsubordinated indebtedness of the Issuer.

         2.6 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or

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performance of, this Agreement, the Notes or the Issuing and
Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

         2.7 Neither the execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, nor the issuance of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will
(i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer other than as provided pursuant to the Security Agreement, or (ii) violate or result in a breach or a default under any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which breach or default might have a material adverse effect on the condition (financial or otherwise), operations or business prospects of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

         2.8 There is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which might result in a material adverse change in the condition (financial or otherwise), operations or business prospects of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

         2.9 Pursuant to an exemptive order (the "Order") of the Securities and Exchange Commission dated May 21, 1996 (Release No. IC-21969), the Issuer obtained (i) exemptions from Sections 12(d), 17(a), 18(a), 57(a)(1), (2) and (3) and 61(a) of the
Investment Company Act of 1940 (the "1940 Act"), and (ii) authorization to undertake certain joint transactions under
Section 17(b) of the 1940 Act pursuant to Sections 17(d) and 57(a)(4) and Rule 17d-1 of the 1940 Act. Neither the offer nor sale of the Notes as contemplated by this Agreement and the Issuing and Paying Agency Agreement will violate the Order or any provision of the 1940 Act.

         2.10 Neither the Private Placement Memorandum nor the Company Information contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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         2.11 Each (a) issuance of Notes by the Issuer hereunder
and (b) amendment or supplement of the Private Placement Memorandum shall be deemed a representation and warranty by the Issuer to the Dealer, as of the date thereof, that, both before and after giving effect to such issuance and after giving effect to such amendment or supplement, (i) the representations and warranties given by the Issuer set forth above in this Section 2 remain true and correct on and as of such date as if made on and as of such date, (ii) in the case of an issuance of Notes, the Notes being issued on such date have been duly and validly issued and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) in the case of an issuance of Notes, since the date of the most recent Private Placement Memorandum, there has been no material adverse change in the condition (financial or otherwise), operations or business prospects of the Issuer which has not been disclosed to the Dealer in writing.

         2.12 The Issuer represents and warrants that, as to those assets for which perfection may be accomplished by filing or by possession under the Uniform Commercial Code, the security interests granted to the Agent under the Security Agreement constitute and will constitute at all times a valid and perfected security interest vested in the Agent in and upon the Collateral. The Issuer further represents and warrants that the Agent's security interests in the Collateral are not and hereinafter shall not become subordinate or junior to the security interests, liens or claims of any other person, firm or corporation, including the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency, except for Permitted Liens. The Issuer shall not grant (except as permitted by the Security Agreement) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone except the Agent as long as any Notes remain unpaid, except for Permitted Liens. Notwithstanding the priority of any filed financing statement, the Dealer acknowledges and agrees that the security interest in that part of the Collateral which constitutes the SBA Collateral granted by the Issuer under the SBA Security Agreement is senior and prior in right of distribution to the security interest granted under the Security Agreement for the benefit of the holders of the Notes and the Issuing and Paying Agent, to the extent and as provided in the Security Agreement.

         2.13 The Issuer hereby repeats and reaffirms for the benefit of the Dealer and the holders of the Notes from time to



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time the representations and warranties made by it in the
Security Agreement.

Section 3.    Covenants and Agreements of Issuer.

The Issuer covenants and agrees that:

         3.1 The Issuer will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of or waiver with respect to, the Notes, the Issuing and Paying Agency Agreement or the Security Agreement, including a complete copy of any such amendment, modification or waiver.

         3.2 The Issuer shall, whenever there shall occur any change in the Issuer's condition (financial or otherwise), operations or business prospects or any development or occurrence in relation to the Issuer that would be material to holders of the Notes or potential holders of the Notes (including any downgrading or receipt of any notice of intended or potential downgrading or any review for potential change in the rating accorded any of the Issuer's securities by any nationally recognized statistical rating organization which has published a rating of the Notes), promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify the Dealer (by telephone, confirmed in writing) of such change, development or occurrence.

         3.3 The Issuer shall from time to time furnish to the Dealer such information as the Dealer may reasonably request, including, without limitation, any press releases or material provided by the Issuer to any national securities exchange or rating agency, regarding (i) the Issuer's operations and financial condition, (ii) the due authorization and execution of the Notes and (iii) the Issuer's ability to pay the Notes as they mature. All information that the Dealer obtains from the Issuer pursuant to this Agreement that is specifically identified by the Issuer in writing as confidential or proprietary (collectively, the "Confidential Information") shall, except as provided below, remain the exclusive property of the Issuer. Confidential Information does not include information that (i) was or becomes generally available to the public other than as a result of disclosure by the Dealer or its affiliates or (ii) was or becomes available to the Dealer or its affiliates on a non-confidential basis from a source other than the Issuer provided that such source is not, to the actual knowledge of the Dealer, itself bound by a confidentiality agreement with the Issuer. Except as otherwise provided herein and except as (i) required by law, order, rule regulation, court order or subpoena or (ii) the Dealer may deem necessary to assert any defenses available under the various state and federal securities laws, including due


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diligence defenses, or to enforce any of the obligations of the
Issuer under this Agreement, the Notes, the Issuing and Paying Agency Agreement or the Security Agreement, the Dealer shall not disclose any of the Confidential Information to any other party, other than its affiliates, officers, directors, employees, agents, accountants and attorneys and other parties who have a need to know the Confidential Information in connection with the transactions contemplated hereby (the Dealer's "Representatives"), without the prior written consent of the Issuer, and the Dealer shall use such information only in connection with its role as the Dealer under this Agreement. The Dealer shall take reasonable steps to ensure that the Confidential Information is kept fully private and confidential by its Representatives. At the request of the Issuer, the Dealer shall return to the Issuer all Confidential Information and shall return or destroy, or cause to be returned or destroyed, any copies thereof, provided that the Dealer and its Representatives may retain such Confidential Information as they may reasonably deem necessary in order to satisfy legal and regulatory requirements or to preserve, enforce or protect any rights under or relating to this Agreement or the transactions contemplated hereby.

         3.4 The Issuer will take all such action as the Dealer may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, however, that the Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and provided, further, however, that the Issuer may assume that the Dealer will comply at its own expense with applicable state securities law requirements regarding the registration of brokers and dealers.

         3.5 The Issuer will not be in default of any of its obligations hereunder, under the Notes or under the Issuing and Paying Agency Agreement, at any time that any of the Notes are outstanding.

         3.6 The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) an opinion of counsel to the Issuer, addressed to the Dealer, satisfactory in form and substance to the Dealer, (b) a copy of the executed Issuing and Paying Agency Agreement as then in effect, (c) a copy of resolutions adopted by the Board of Directors of the Issuer, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement, the Issuing and Paying Agency Agreement and the Notes and


                               11
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consummation by the Issuer of the transactions contemplated hereby and thereby, (d) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC and
(e) such other certificates, opinions, letters and documents as the Dealer shall have reasonably requested.

         3.7 The Dealer will be entitled to compensation for its services and expenses in an amount to be agreed upon with the Issuer respect to each proposed issuance and sale of Notes by the Issuer, which compensation may be deducted from the proceeds of the sale of the Notes.

         3.8 The Issuer shall perform all of its covenants and agreements contained in the Security Agreement and the Loan
Agreement.

         3.9 The Issuer agrees that it shall, by 10:00 a.m. on each business day immediately preceding the day on which any Notes mature, make a request for a loan pursuant to and in accordance with the Loan Agreement in an amount sufficient to make full payment in respect of all such maturing Notes unless the Issuer has sold Notes on such business day for next day settlement in an amount such that the net proceeds thereof are sufficient to make such payment. In addition, if any Notes shall not be paid on their maturity date, the Issuer will immediately request a loan pursuant to and in accordance with the Loan Agreement in an amount sufficient to make full payment in respect of such Notes and all Notes maturing on the immediately succeeding two business days.

Section 4.    Disclosure.

         4.1 The Private Placement Memorandum and its contents (other than the Dealer Information) shall be the sole responsibility of the Issuer. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer concerning the offering of Notes and to obtain relevant additional information which the Issuer possesses or can acquire without unreasonable effort or expense. The Dealer agrees that it will not distribute any Private Placement Memorandum until the Issuer has approved it.

         4.2 The Issuer agrees to promptly furnish the Dealer the Company Information as it becomes available.

         4.3 (a) The Issuer further agrees to notify the Dealer promptly upon the occurrence of any event relating to or affecting the Issuer that would cause the Company Information


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then in existence to include an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

              (b) In the event that the Issuer gives the Dealer notice pursuant to Section 4.3(a) and the Dealer notifies the Issuer that it then has Notes it is holding in inventory, the Issuer agrees promptly to supplement or amend the Private Placement Memorandum so that the Private Placement Memorandum, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to the Dealer.

              (c) In the event that (i) the Issuer gives the Dealer notice pursuant to Section 4.3(a), (ii) the Dealer does not notify the Issuer that it is then holding Notes in inventory and (iii) the Issuer chooses not to promptly amend or supplement the Private Placement Memorandum in the manner described in clause (b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer has so amended or supplemented the Private Placement Memorandum, and made such amendment or supplement available to the Dealer.

Section 5.    Indemnification and Contribution.

         5.1 The Issuer will indemnify and hold harmless the Dealer, each individual, corporation, partnership, trust, association or other entity controlling the Dealer, any affiliate of the Dealer or any such controlling entity and their respective directors, officers, employees, partners, incorporators, shareholders, servants, trustees and agents (hereinafter the "Indemnitees") against any and all liabilities, penalties, suits, causes of action, losses, damages, claims, costs and expenses (including, without limitation, fees and disbursements of counsel) or judgments of whatever kind or nature (each a "Claim"), imposed upon, incurred by or asserted against the Indemnitees arising out of or based upon (i) any allegation that the Private Placement Memorandum, the Company Information or any information provided by the Issuer to the Dealer included (as of any relevant time) or includes an untrue statement of a material fact or omitted (as of any relevant time) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) arising out of or based upon the breach by the Issuer of any agreement, covenant or representation made in or pursuant to this Agreement. This indemnification shall not apply to the

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extent that the Claim arises out of or is based upon Dealer
Information.

         5.2  Provisions relating to claims made for
indemnification under this Section 5 are set forth on Exhibit B to this Agreement.

         5.3 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 5 is held to be unavailable or insufficient to hold harmless the Indemnitees, although applicable in accordance with the terms of this Section 5, the Issuer shall contribute to the aggregate costs incurred by the Dealer in connection with any Claim in the proportion of the respective economic interests of the Issuer and the Dealer; provided, however, that such contribution by the Issuer shall be in an amount such that the aggregate costs incurred by the Dealer do not exceed the aggregate of the commissions and fees earned by the Dealer hereunder with respect to the issue or issues of Notes to which such Claim relates. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Issuer of the Notes issued hereunder and the aggregate commissions and fees earned by the Dealer hereunder.

Section 6.    Definitions.

         6.1  "Claim" shall have the meaning set forth in
Section 5.1.

         6.2 "Collateral" shall have the meaning assigned to such term in the Security Agreement.

         6.3 "Company Information" at any given time shall mean the Private Placement Memorandum together with, to the extent applicable, (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, (iv) any other information or disclosure prepared pursuant to Section 4.3 hereof and (v) any information prepared or approved by the Issuer for dissemination to investors or potential investors in the Notes.

         6.4 "Dealer Information" shall mean material concerning the Dealer provided by the Dealer in writing expressly for inclusion in the Private Placement Memorandum.

         6.5  "DTC" shall mean The Depository Trust Company.

         6.6  "Exchange Act" shall mean the U.S. Securities
Exchange Act of 1934, as amended.

         6.7  "Indemnitee" shall have the meaning set forth in
Section 5.1.

         6.8 "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in
Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

         6.9 "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.

         6.10 "Issuing and Paying Agent" shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement, or any successor thereto in accordance with the Issuing and Paying Agency Agreement.

         6.11 "Loan Agreement" shall mean the Amended and Restated Loan Agreement dated as of December 24, 1997 among the Issuer, Fleet Bank, National Association, The Bank of New York and the lenders party thereto, as such agreement may be amended or supplemented from time to time.

         6.12 "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in
Section 3(a)(2) of the Securities Act, or (b) a savings and loan association, as defined in Section 3(a)(5)(A) of the Securities
Act.

         6.13 "Permitted Liens" shall have the meaning assigned to that term in the Security Agreement.

         6.14 "Private Placement Memorandum" shall mean offering materials prepared in accordance with Section 4 (including materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this

Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).

         6.15 "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities
Act.

         6.16 "Regulation D" shall mean Regulation D (Rules 501 et seq.) under the Securities Act.

         6.17 "Rule 144A" shall mean Rule 144A under the
Securities Act.

         6.18 "SBA Collateral" shall have the meaning assigned to that term in the Security Agreement.

         6.19 "SBA Security Agreement" shall have the meaning assigned to that term in the Security Agreement.

         6.20 "SEC" shall mean the U.S. Securities and Exchange
Commission.

         6.21 "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

         6.22 "Security Agreement" shall mean the Amended and Restated Security Agreement dated as of December 24, 1997 between the Issuer and Fleet Bank, N.A., as Agent and as secured party, as such agreement may be further amended or supplemented from time to time.

         6.23 "Sophisticated Individual Accredited Investor" shall mean an individual who (a) is an accredited investor within the meaning of Regulation D under the Securities Act and (b) based on his or her pre-existing relationship with the Dealer, is reasonably believed by the Dealer to be a sophisticated investor
(i) possessing such knowledge and experience (or represented by a fiduciary or agent possessing such knowledge and experience) in financial and business matters that he or she is capable of evaluating and bearing the economic risk of an investment in the Notes and (ii) having a net worth of at least $5 million.

Section 7.    General

         7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

         7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

         7.3 The Issuer agrees that any suit, action or proceeding brought by the Issuer against the Dealer in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the Borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE DEALER AND THE ISSUER WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         7.4 This Agreement may be terminated, at any time, by the Issuer, upon one business day's prior notice to such effect to the Dealer, or by the Dealer upon one business day's prior notice to such effect to the Issuer. Any such termination, however, shall not affect the obligations of the Issuer under Sections 3.7, 5 and 7.3 hereof or the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.

         7.5 This Agreement is not assignable by either party hereto without the written consent of the other party; provided, however, that the Dealer may assign its rights and obligations under this Agreement to any affiliate of the Dealer.

         7.6 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         7.7 This Agreement is for the exclusive benefit of the parties hereto, and their respective permitted successors and assigns hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                             MEDALLION FUNDING CORP., as Issuer


                                 /s/ Allen S. Greene
                             By:________________________

                                   Allen S. Greene
                             Name:________________________

                                    Chief Operating Officer
                             Title:________________________



                                 /s/ Daniel F. Baker
                             By:_______________________

                                   Daniel F. Baker
                             Name:_______________________

                                    Chief Financial Officer
                             Title:_______________________



                             SMITH BARNEY INC., as Dealer


                                 /s/ Steven Becton
                             By:_______________________

                                   Steven Becton
                             Name:_______________________

                                    Director
                             Title:_______________________

                            ADDENDUM


         The following additional clauses shall apply to the Agreement and be deemed a part thereof when the respective parties have placed their initials in the left margin beside the respective paragraph number.

1.       The other dealers referred to in clause (b) of
         Section 1.2 of the Agreement are none at this time.

2. The addresses of the respective parties for purposes of notices under Section 7.1 are as follows:

         For the Issuer:     Medallion Funding Corp.

              Address:       437 Madison Avenue
                             New York, New York  10022

              Attention:     Mr. Daniel Baker
                             Treasurer & Chief Financial
                             Officer

              Telephone number:   (212) 328-2100
              Fax number:         (212) 328-2155


         For the Dealer:     Smith Barney Inc.
                             Salomon Smith Barney

              Address:       Seven World Trade Center
                             New York, New York 10048

              Attention:     Mr. Steven A. Becton
                             Money Markets Origination

              Telephone number:   (212) 783-5641
              Fax number:         (212) 783-2831

                                                 EXHIBIT A




                       FORM OF LEGEND FOR
             PRIVATE PLACEMENT MEMORANDUM AND NOTES


THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT AND WHICH, IN THE CASE OF AN INDIVIDUAL, (i) POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT HE OR SHE IS CAPABLE OF EVALUATING AND BEARING THE ECONOMIC RISK OF AN INVESTMENT IN THE NOTES AND (ii) HAS A NET WORTH OF AT LEAST $5 MILLION (AN "INSTITUTIONAL ACCREDITED INVESTOR" OR "SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR", RESPECTIVELY) AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN
SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT E SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO SMITH BARNEY INC. OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL

ACCREDITED INVESTOR, SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR
OR A QIB, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE
REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

                                                        EXHIBIT B




                   FURTHER PROVISIONS RELATING
                       TO INDEMNIFICATION


         (a) The Issuer agrees to reimburse each Indemnitee for all expenses (including reasonable fees and disbursements of internal and external counsel) as they are incurred by it in connection with investigating or defending any loss, claim, damage, liability or action in respect of which indemnification may be sought under Section 5 of the Agreement (whether or not it is a party to any such proceedings).

         (b) Promptly after receipt by an Indemnitee of notice of the existence of a Claim, such Indemnitee will, if a claim in respect thereof is to be made against the Issuer, notify the Issuer in writing of the existence thereof; provided that (i) the omission so to notify the Issuer will not relieve the Issuer from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Claim and such failure results in the forfeiture by the Issuer of substantial rights and defenses, and (ii) the omission so to notify the Issuer will not relieve it from liability which it may have to an Indemnitee otherwise than on account of this indemnity agreement. In case any such Claim is made against any Indemnitee and it notifies the Issuer of the existence thereof, the Issuer will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided that if the defendants in any such Claim include both the Indemnitee and the Issuer, and the Indemnitee shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Issuer, the Issuer shall not have the right to direct the defense of such Claim on behalf of such Indemnitee, and the Indemnitee shall have the right to select separate counsel to assert such legal defenses on behalf of such Indemnitee. Upon receipt of notice from the Issuer to such Indemnitee of the Issuer's election so to assume the defense of such Claim and approval by the Indemnitee of counsel, the Issuer will not be liable to such Indemnitee for expenses incurred thereafter by the Indemnitee in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding stood, however, that the Issuer shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel in the jurisdiction in which any Claim is brought), approved by the Dealer, representing the Indemnitee who is party to such Claim), (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of existence of the Claim or (iii) the Issuer has authorized in writing the employment of counsel for the Indemnitee. The indemnity, reimbursement and contribution obligations of the Issuer hereunder shall be in addition to any other liability the Issuer may otherwise have to an Indemnitee and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Issuer and any Indemnitee. The Issuer agrees that without the Dealer's prior written consent, it will not settle, compromise or consent to the entry of any judgment in any Claim in respect of which indemnification may be sought under the indemnification provision of the Agreement (whether or not the Dealer or any other Indemnitee is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such Claim.

        OPINION OF PALMER & DODGE LLP, COUNSEL TO ISSUER





                                  [Date]


Smith Barney Inc.
Seven World Trade Center
New York, New York 10048



Ladies and Gentlemen:

         We have acted as counsel to Medallion Funding Corp., a New York corporation (the "Company"), in connection with the proposed offering and sale by the Company in the United States of commercial paper in the form of short-term promissory notes (the "Notes").

         In our capacity as such counsel, we have examined a specimen form of Note, an executed copy of the Commercial Paper Dealer Agreement dated as of March 13, 1998 (the "Dealer Agreement") between the Company and Smith Barney Inc. (the "Dealer"), the Agency Agreement dated as of March 13, 1998 (the "Agency Agreement") between the Company and Bank of Montreal Trust Company, as issuing and paying agent (the "Paying Agent"), and the Amended and Restated Security Agreement dated as of December 24, 1997, as amended by Amendment No. 1 thereto dated as of March 12, 1998, between the Company and Fleet Bank, N.A. (the "Security Agreement"), as well as originals, or copies certified or otherwise identified to our satisfaction, of such other records and documents as we have deemed necessary as a basis for the opinions expressed below. In such examination, we have assumed the genuineness of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies.

         For purposes of this opinion, we have also assumed that the Dealer Agreement, Agency Agreement and the Security Agreement (collectively, the "Agreements") constitute the valid and binding obligations of the parties thereto other than the Company. We have also assumed that the terms of the Notes will at all times be in compliance with applicable usury laws. As to various questions of fact material to our opinion, we have relied upon representations made in or pursuant to the Agreements.

         References in this opinion to matters known to us mean the actual knowledge of the lawyers in the firm responsible for preparing this opinion after consultation with such other lawyers in the firm and review of such documents in our possession as they considered appropriate, but without examination of the docket of any court or agency or any other special investigation.

         Capitalized terms used in this paragraph and in paragraph 9 below which are not defined herein have their respective meanings as defined in the Security Agreement. For the purpose of our opinion in paragraph 9 below, "Collateral" refers to the Company's currently existing Instruments, Equipment (to the extent it does not constitute vehicles, fixtures or other interests in real estate), General Intangibles and Chattel Paper and any products or proceeds thereof which consist of such currently existing Instruments, Equipment (to the extent it does not constitute vehicles, fixtures or other interests in real estate), General Intangibles or Chattel Paper. We have also assumed that the Company has rights in this Collateral. Our opinion as to the perfection of the security interest in Instruments is limited to Instruments in the possession of the Agent, and our opinion on the perfection of the security interest in the Equipment is limited to such Equipment as is located in the State of New York. We also call your attention to the necessity of filing continuation statements, amendments or additional financing statements from time to time or under certain circumstances under the applicable provisions of the UCC in order to maintain the perfection of the security interest. We have assumed, without making any search of applicable filing offices, that the Borrower Financing Statements were duly filed and have been duly continued.

         This opinion is limited to the laws of The Commonwealth of Massachusetts and the federal laws of the United States. We give this opinion as if the Agreements were governed by the laws of The Commonwealth of Massachusetts, notwithstanding their recitation that New York law governs.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Company is a corporation validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Dealer Agreement and the Agency Agreement.

         2. Each of the Dealer Agreement and the Agency Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights under the Dealer Agreement to indemnity and contribution may be limited by federal or state laws.

         3. The Notes have been duly authorized and, when issued as provided in the Agency Agreement, will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         4. The issuance and sale of Notes under the circumstances contemplated by the Agreement and the Agency Agreement do not require registration of the Notes under the Securities Act of 1933, as amended, pursuant to the exemption from registration contained in Section 4(2) thereof, and do not require the qualification of any indenture under the Trust Indenture Act of 1939, as amended; and the Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Company.

         5. No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the Securities and Exchange Commission, is required to be made or obtained by the Company, to authorize, or is otherwise required to be made or obtained by the Company in connection with the execution, delivery or performance of, the Dealer Agreement, the Agency Agreement or the Notes, except as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Notes.

         6. Neither the execution, delivery or performance by the Company of the Dealer Agreement or the Agency Agreement, nor the issuance by the Company of the Notes in accordance with the Agency Agreement, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Company other than as described in paragraph 9 below, or (ii) violate or result in a breach or default under any of the terms of the Company's Certificate of Incorporation or Bylaws or any law or regulation, or, to our knowledge, any contract or instrument to which the Company is a party or by which its property is bound, or any order, writ, injunction or decree of any court or government instrumentality, to which the Company is subject or by which it or its property is bound, excluding, in each case, any exceptions to the foregoing that, in the aggregate, would not have a material adverse effect on the business or financial condition of the Company or on the ability of the Company to perform its obligations under the Dealer Agreement, the Agency Agreement or the Notes.

         7. To our knowledge, there is no litigation or governmental proceeding pending or threatened against the Company that would have a material adverse effect on the business of the Company or on the ability of the Company to perform its obligations under the Dealer Agreement, the Agency Agreement or the Notes.

         8. Pursuant to an exemptive order (the "Order") of the Securities and Exchange Commission dated May 21, 1996 (Release No. IC-21969, the Company obtained (i) exemptions from Sections 12(d), 17(a), 18(a), 57(a)(1), (2) and (3) and 61(a) of the
Investment Company Act of 1940 (the "1940 Act"), and (ii) authorization to undertake certain joint transactions under
Section 17(b) of the 1940 Act pursuant to Sections 17(d) and 57(a)(4) and Rule 17d-1 of the 1940 Act. Neither the offer nor sale of the Notes as contemplated by the Dealer Agreement and the Agency Agreement will violate the Order or any provision of the 1940 Act.

         9. The provisions of the Security Agreement are effective under the UCC to create a valid security interest in the Collateral in favor of the Agent for the benefit of the Banks and the CP Holders to secure the Obligations of the Company and to secure the Permitted Debt owing from time to time to the holders of the Notes. The offices of the New York Secretary of State and the City Register of New York County, New York are the only locations where the filing of UCC financing statements is, under applicable law, necessary to perfect the security interest granted pursuant to the Security Agreement in the Collateral. Upon proper filing in such filing offices of the Borrower Financing Statements and any applicable continuation statements and amendments thereto, and the receipt of the Instruments by the Agent, the security interest in the Collateral granted pursuant to the Security Agreement was and remains a perfected security interest.

         This opinion may be delivered to the Paying Agent, each

                                  Very truly yours,


                                  Palmer & Dodge LLP

              Model Certificate as to Resolutions*
                     Medallion Funding Corp.






         I, ____________, the [Assistant] Secretary of Medallion Funding Corp., a New York corporation (the "Issuer"), do hereby certify, in connection with the issuance and sale of short-term promissory notes under the Commercial Paper Dealer Agreement dated ____________, 1998 (the "Agreement", the terms defined therein being used herein as therein defined) between the Issuer and Smith Barney Inc. (the "Dealer"), that:

         1. The following resolution was duly adopted by the Board of Directors of the Issuer [by unanimous written consent dated _____, 199_] [at a meeting thereof duly called and held on _______, 199_, at which meeting a quorum was present and acting throughout], and such resolution has not been amended, modified or revoked and is in full force and effect on the date hereof:

              RESOLVED, that the Chairman of the Board, the President, the Executive Vice President, any Vice President and the Treasurer of the Issuer be, and each of them hereby is, individually authorized to:
         (i) borrow for the use and benefit of the Issuer from time to time up to an aggregate of $___________ at any one time outstanding through the issuance of commercial paper notes;
         (ii) execute such commercial paper notes in the name and on behalf of the Issuer and issue such notes in accordance with the Issuing and Paying Agency Agreement referred to below; (iii) execute and deliver (A) a Commercial Paper Dealer Agreement between the Issuer and Smith Barney Inc., as Dealer, providing, among other things,for the sale of commercial paper notes on behalf of the Issuer and the indemnification of the Dealer in connection therewith, (B) an Issuing and Paying Agency Agreement between the Issuer and Bank of Montreal
____________________

* This model certificate will serve as a guide for resolutions adopted by the Issuer. Any resolutions actually adopted, regardless of form, should cover all the substantive matters covered in this model, and a certificate substantially to the effect of this model is required to be delivered to the Dealer under
       Section 3.6(c) of the Agreement.

         Trust Company, as issuing and paying agent, and
         (C) a Letter of Representations addressed to The Depository Trust Company; (iv) execute and file with the Securities and Exchange Commission Form D and any and all amendments thereto, as required by
         Section 1.6(j) of the Agreement** ; (v) delegate to any other officers or employees of the Issuer authority to give instructions to the Dealer pursuant to the Agreement; and (vi) do such acts and execute such other instruments and documents as may be necessary and proper to effect the transactions contemplated hereby including (a) amending documents referred to herein and (b) appointing additional dealers and successors to any of the parties named.

         2. Each of the Agreement and the Issuing and Paying Agency Agreement, as executed and delivered by the Issuer, is substantially in the form thereof approved by the Board of Directors and referred to in the resolution set forth in paragraph 1 hereof.

         IN WITNESS WHEREOF, I have signed this certificate the _____ day of _________, 199_.




                             ________________________
                             [Assistant] Secretary















____________________

** Clause (iv) may be deleted if Section 1.6(j) is not part of the Agreement. See paragraph 2 of the Addendum and the Guidance Note relating to
       Section 1.6 generally.


01452015.AD0